Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Defined Benefit Plan Disclosure [Line Items]
Discount rate	3.10%	2.90%
Rate of compensation increase	2.50%	2.60%
Net periodic benefit cost Discount rate	2.80%	3.10%
Rate of compensation increase	2.50%	2.50%
Expected return on plan assets	5.80%	5.80%